SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 14, 2020
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SCIENTIFIC INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive
Bohemia, New York 11716
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(Address of principal executive offices)

(631) 567-4700
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(Registrant's telephone number, including area code)

Not Applicable
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(Former name or former address, if changed since last report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 14, 2020, the Company entered into a loan agreement with its bank, First National Bank of Pennsylvania pursuant to a note amounting to $563,700 under the U.S. Small Business Administration Paycheck Protection Program. The note has a maturity date of April 17, 2022 with an interest rate of 1%. The loan is subject , in all respects, to the Coronavirus Aid, Relief, and Economic Security Act, with an initial deferment period of six months and a loan forgiveness provision whereby the Company may apply for forgiveness of an amount equal to payroll, rent, and utility payments made during the eight-week period following the date of the loan.

ITEM 9.01 Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.	Description
10.1	Copy of Loan Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: April 21, 2020	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer